EXHIBIT (10.2)

SKYLINE CORPORATION

2015 STOCK INCENTIVE PLAN

Section 1.    Plan Purpose. The purpose of the SKYLINE CORPORATION 2015 STOCK INCENTIVE PLAN (the “Plan”) is to promote the long-term interests of Skyline Corporation (the “Company”) by providing certain key employees, directors and independent contractors of the Company with an opportunity to acquire shares of common stock of the Company, $.0277 par value (“Shares”, and each a “Share”), or other Awards (defined below), thereby providing them with an increased incentive to work for the success of the Company and to enable the Company to attract and retain capable employees, directors and independent contractors.

Section 2.    Definitions. In addition to terms defined elsewhere in this Plan, the following definitions are applicable to this Plan:

“Award” means any award made under this Plan, including the grant of an ISO, an NQSO, Restricted Stock, Restricted Stock Unit, Stock Appreciation Rights, Performance Award, or any combination of the foregoing pursuant to the terms of this Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant: (i) the conviction of, or admission of guilt or plea of no contest by, the Participant in a criminal proceeding with respect to any crime, whether or not involving the Company, which constitutes a felony in the jurisdiction involved; (ii) the embezzlement or misappropriation of property of the Company or any of its affiliates, or any other act involving fraud or dishonesty with respect to the Company or any of its affiliates; (iii) habitual alcohol or substance abuse; (iv) the Participant’s failure to perform to the reasonable satisfaction of the Board the Participant’s duties, responsibilities and/or services for the Company assigned or delegated to the Participant, which failure, in the reasonable judgment of the Board, in its sole discretion, continues for a period of ten (10) days after written notice thereof is given to the Participant by the Board; (v) the Participant’s material breach and/or non-compliance by the Participant of/with any of the Participant’s employment obligations (if applicable) or obligations as an independent contractor to the Company (if applicable), which breach, in the reasonable judgment of the Board, in its sole discretion, is not or cannot reasonably be expected to be cured promptly, after written notice given to the Participant by the Board; (vi) with respect to a Participant who is a member of the Board, the removal of such Participant from the Board for any reason that the Board or the shareholders determine to be actions or omissions by such Participant that were materially detrimental to the Company and/or constituted a material failure by such Participant to perform his or her duties as a member of the Board; or (vii) any breach by the Participant of his or her statutory, common law or contractual duties not to compete with the Company or any of its affiliates or not to disclose or reveal confidential information or trade secrets of the Company or any of its affiliates. If a Participant is party to a written employment agreement with Company (an “Employment Agreement”) that provides a definition of Cause different from the above, the definition of Cause in the Employment Agreement shall apply with respect to Participant for purposes of the Plan.

“Change of Control” means (i) the consummation of a plan of merger or consolidation of Company with any other corporation or entity (other than a corporation or entity directly or indirectly controlled by the Company) as a result of which the holders of the voting stock of the Company receive less than fifty percent (50%) of the voting stock or equity of the surviving or resulting corporation or entity; (ii) the acquisition by any person or entity (or more than one person or entity acting as a group) in any one (1) year period of the beneficial ownership of more than fifty percent (50%) of the combined voting power of the then outstanding voting stock of Company; provided, that any acquisition by an employee, or group composed entirely of employees, any qualified retirement plan, or any other employee benefit plan (or related trust) sponsored or maintained by Company or any entity controlled by Company shall not constitute a Change in Control; or (iii) the sale or other disposition of all or substantially all the assets of Company (other than as security for the obligations of the Company) to a person or entity (or more than one person or entity acting as a group) which is not controlled by Company or by the persons or entities controlling Company immediately prior thereto.

“Code” means the Internal Revenue Code of 1986, as amended, and interpretive rules and regulations thereunder.

“Committee” means the Compensation Committee of the Board, which consists of members of the Board who are each a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, an “outside director” as provided under Code Section 162(m), and an “independent director” under the rules of the NYSE MKT or any other securities exchange or inter-dealer quotation system on which the Shares are listed or quoted. The members of the Committee shall be appointed by the Board.

“Date of Grant” means the date on which an Award is granted, as determined by the Committee.

“Disability” means the total and permanent disability of an individual as determined by the Board which renders the individual unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall have the meaning set forth in Section 17 of this Plan.

“Employee” means any person who is an employee of the Company as determined pursuant to the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option (which shall never be less than Fair Market Value on the Date of Grant).

“Fair Market Value” means the closing price of a Share on the trading day of the Date of Grant (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal exchange on which the Shares are listed for trading, or if the Shares are not listed for trading on any exchange, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by any quotation system on which trading prices for the Shares are quoted, or, if no such quotations are available, the fair market value on such date of one Share, as determined by the Committee in good faith by the reasonable application of a reasonable valuation method which meets the standards set forth in Section 409A of the Code or Section 422 of the Code, as applicable.

“ISO” means an Option that meets the requirements of Code Section 422.

“NQSO” means an Option that is not an ISO.

“Option” means any option to purchase Shares granted pursuant to the Plan.

“Participant” means an Employee, member of the Board or independent contractor of the Company selected by the Committee to receive an Award.

“Performance Award” means the right to receive a payment (measured by (i) the Fair Market Value of a specified number of Shares at the end of a designated period, (ii) the increase in the Fair Market Value of a specified number of Shares during a designated period or (iii) a fixed cash amount payable at the end of a designated period) contingent upon the extent to which one or more Performance Goals have been met during the designated period. Payment may be made in cash, in Shares or a combination of the two, as the Committee determines.

“Performance Goals” means any goals the Committee establishes with respect to the Company, its business, or the Participant.

“Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

“Restricted Stock Unit” means the right to receive a payment equal to the Fair Market Value of one Share. Payment may be made in cash, in Shares or a combination of the two, as the Committee determines.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule may be amended from time to time, and any successor rule.

“Stock Appreciation Rights” mean Awards granted pursuant to Section 7.

“Termination Date” means, with respect to any Participant, the date of such Participant’s Termination of Service.

“Termination of Service” means (a) with respect to a Participant who is an Employee, the termination of the employment relationship between the Employee and the Company and each of its affiliates, (b) with respect to a Participant who is a member of the Board, the Participant’s removal or resignation from the Board or the failure of such Participant to be re-elected to the Board, and (c) with respect to a Participant who is an independent contractor of the Company, the termination or expiration of the independent contractor engagement between the Participant and the Company and each of its affiliates.

Section 3.    Shares Subject to Plan. Subject to adjustment by the operation of Section 9 of this Plan, the maximum number of Shares that may be issued pursuant to Awards under this Plan, whether such Awards be with respect to ISOs or NQSOs or Restricted Stock or any combination of them, is Seven Hundred Thousand (700,000), which may include authorized and unissued Shares of the Company or Shares reacquired by the Company. Shares that are withheld to satisfy payment of the Exercise Price or any tax withholding obligation, and any Shares subject to an Award that expires, terminates, is forfeited, or is surrendered for cancellation, may be subject to new Awards under this Plan.

Section 4.    Administration of the Plan. The Plan shall be administered by the Committee. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards shall be granted under the Plan; (d) prescribe the form and terms of instruments evidencing such grants; (e) establish from time to time procedures and regulations for the administration of the Plan; (f) interpret the Plan; (g) determine whether an Award of an Option is an ISO or NQSO; and (h) make all determinations deemed necessary or advisable for the administration of the Plan. The Committee shall, without limitation, have authority to accelerate the vesting of Awards made hereunder and to make amendments or modifications of the terms and conditions (including exercisability of the Awards) relating to the effect of termination of employment or services of a Participant. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

Section 5.    General Provisions Regarding Awards and Award Agreement.

5.1    Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award. Award Agreements with respect to Options shall specify the Exercise Price, the time or times at which an Option will vest or become exercisable, the number of Shares to which the Option pertains, and whether the Option is intended to be an ISO or NQSO. If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

5.2    Awards May Be Granted Separately or Together; No Limitations on Other Awards. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate, and the terms and conditions of an Award need not be the same with respect to each Participant.

5.3.    Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

5.3.1    Deferral. One or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan); and

5.3.2.    Dividends. Giving the Participant the right to receive dividend payments, dividend equivalents or other distributions with respect to Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares; provided, however, that any such dividends, dividend equivalents or distributions shall be held in the custody of the Company and shall be subject to the same restrictions on transferability and forfeitability that apply to the corresponding Awards; and provided further that neither dividend payments nor dividend equivalent payments shall be made with respect to the Shares subject to Options or Stock Appreciation Rights.

Section 6.    Award of Options. The Committee, in its sole discretion, may grant (a) ISOs and/or NQSOs to those Employees of the Company who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company, and (b) NQSOs to one or more members of the Board and/or independent contractors of the Company who, in the opinion of the Committee, contribute in a substantial measure to the successful performance of the Company.

6.1.    Substitute Options. In the event the Company consummates a transaction described in Section 424(a) of the Code, persons who become Employees on account of such transaction may be granted Options in substitution for options granted by the former employer or entity. The Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the Exercise Price of the substitute Options.

6.2.    Termination of Options. An Option shall terminate on, and may not be exercised after, the tenth (10th) anniversary of the Date of Grant; provided, however, that an Option will terminate earlier than such tenth anniversary (but under no circumstances shall it terminate later than such tenth anniversary) in the event of any of the following:

6.2.1.    ISOs. An ISO shall terminate earlier in accordance with Section 10 of this Plan.

6.2.2.    Award Agreement. The Option may terminate earlier in accordance with the terms of the applicable Award Agreement.

6.2.3.    Termination of Service. Except as otherwise provided in the Agreement, or in an Employment Agreement, if a Participant has a Termination of Service for any reason, then (i) any Option or portion thereof that is unvested (or otherwise unexercisable) as of the Termination Date shall terminate as of the Termination Date, and (ii) any Option or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate on the date that is ninety (90) days after the Termination Date; provided, however, if the Termination of Service is for Cause any Option or portion thereof that has previously vested (and is otherwise exercisable) shall terminate as of the Termination Date; provided, further, however, that if the Participant should die or suffer a Disability during such ninety-day period, and the applicable Award Agreement does not provide otherwise, such Option or portion thereof shall terminate on the date that is twelve (12) months after the Termination Date.

6.3.    Exercise of Options.

6.3.1.    Exercise Period. Subject to any vesting provisions or other conditions, restrictions or limitations regarding the exercise of an Option as determined by the Committee, an Option may be exercised, in whole or in part, at any time beginning on the Date of Grant and ending on the date the Option expires or otherwise terminates in accordance with the Award Agreement and this Plan.

6.3.2.    Parties Who May Exercise. During the lifetime of a Participant to whom an Option was granted, such Option may be exercised only by the Participant. After the death of the Participant, but prior to the termination of the Option, such Option may be exercised by the Participant’s legal representative.

6.3.3.    Notice and Payment. To exercise an Option, the Participant must give written notice to the Company (which shall specify the number of Shares with respect to which the Participant elects to exercise the Option) together with full payment of the Exercise Price, plus the amount of taxes (if any) required by the Company to be withheld pursuant to Section 15 hereof. The date of exercise shall be the date on which the notice and payment are received by the Company. Payment of the Exercise Price shall be made in cash (including check, bank draft, or money order), or if permitted by the Committee in its sole discretion, (i) by requesting that the Company withhold Shares issuable upon exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price, or (ii) through a combination of cash and such Shares.

6.3.4.    Settlement Following Death of Participant. Following the death of any Participant to whom an Option was granted under this Plan, the Board, as an alternative means of settlement of such Option, may elect to pay to the person properly exercising such Option the amount by which the Fair Market Value per Share on the date of exercise exceeds the Exercise Price, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the applicable Award Agreement and this Plan.

6.4.    Additional Provisions With Respect to ISOs. Notwithstanding any contrary provision herein or in any Award Agreement, ISOs shall be subject to the following:

6.4.1.    Eligible Participants. ISOs may be granted only to persons who are Employees as of the Date of Grant.

6.4.2.    Limit on the Fair Market Value of Shares. The aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which ISOs are exercisable for the first time by any Employee during any calendar year (under all plans of the Company including this Plan) shall not exceed $100,000.

6.4.3.    Minimum Exercise Price. The Exercise Price for Shares issuable upon the exercise of ISOs awarded under this Plan may not be less than the Fair Market Value of the Shares on the Date of Grant; provided, however, that the Exercise Price may not be less than 110% of the Fair Market Value of the Shares on the Date of Grant with respect to ISOs granted to any Employee who (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code), owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company on the Date of Grant.

6.4.4.    Termination of Service. No ISO may be exercised more than ninety (90) days after the Employee’s Termination of Service for any reason; provided, however, that if an Employee has a Termination of Service as a result of his or her Disability or death, then such ISO may not be exercised more than twelve (12) months after the Employee’s Disability or death.

6.4.5.    Maximum Term. No ISO may be exercised after the expiration of ten (10) years after the Date of Grant; provided, however, that if the ISO is granted to an Employee who (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code), owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the ISO may not be exercised after the expiration of five (5) years after the Date of Grant.

6.4.6.    Transfer Restrictions. No ISO shall be transferable by the Participant other than by will or the laws of descent and distribution.

6.4.7.    Parties Who May Exercise. No ISO shall be exercisable during the Participant’s lifetime by anyone other than the Participant.

6.4.8.    Shares. With respect to ISOs, any Shares received upon exercise of the ISO generally are not eligible for tax treatment under Section 422 of the Code if the Shares are sold or otherwise transferred prior to the later of (i) two (2) years from the Date of Grant of the ISO, or (ii) one (1) year from the date of exercise of the ISO.

6.4.9.    Participant Responsibilities. If a Participant shall dispose of Stock acquired through exercise of an ISO within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition.

Unless otherwise provided by the Committee in an Award Agreement, to the extent that an Option does not qualify as an ISO because of its provisions, the time and manner of its exercise, or otherwise, the Option or portion thereof which does not so qualify shall constitute a separate NQSO.

Section 7.    Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Employees and non-Employee Directors, in such amounts as it shall determine. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. The Committee shall determine all other terms and conditions of a Stock Appreciation Right, including but not limited to the term (which shall not be longer than ten years after the date the Stock Appreciation Right is granted), methods of exercise, and methods of settlement (including whether Stock Appreciation Rights will be settled in cash, Shares, other securities, other Awards, or other property, or any combination of them). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Section 8.    Grant of Other Awards (e.g.; Performance Awards, Restricted Stock, Restricted Stock Units). Other Awards, valued in whole or in part by reference to, or otherwise based on, Shares, including but not limited to Performance Awards, shares of Restricted Stock, and Restricted Stock Units, may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine, subject to the following limitations:

8.1.    Pricing. Any Award that provides for purchase rights with respect to Shares shall be priced at no less than 100% of Fair Market Value on the grant date of the Award.

8.2.    Vesting. In the case of any Award that vests, or that is realized, upon the achievement of one or more Performance Goals, the Award must have a performance period of at least one (1) fiscal year of the Company; provided that the Committee may provide that the Award will be deemed earned in whole or in part upon the Participant’s termination of employment as a result of death or disability, or upon a Change of Control, and with respect to Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code, upon the Participant’s retirement.

8.3.    Limit on Awards. The total number of Awards made under this Section that do not constitute Performance Awards, Restricted Stock or Restricted Stock Units and that are valued by reference to the full value of Shares shall be limited to not more than 100% of the total number of Shares available under the Plan pursuant to Section 3.

8.4.    Participant Limits. Subject to Section 9, the following limits apply to Awards under this Section:

8.4.1.    Restricted Stock or Restricted Stock Units. No Participant may be granted Awards under this Section that could result in such Participant receiving Awards of Restricted Stock or Restricted Stock Units relating to more than 100,000 shares during any fiscal year of the Company;

8.4.2.    Performance Award. No Participant may be granted Awards under this Section that could result in such Participant receiving, with respect to a Performance Award, payment of more than $500,000 in respect of any performance periods beginning in the same fiscal year of the Company; or

8.4.3.    Other Share-Based Awards. No Participant may be granted Awards under this Section that could result in such Participant receiving other Share-based Awards with an aggregate Fair Market Value of more than $500,000, determined as of the date of grant, during any fiscal year of the Company.

8.5.    Notice of Election. If a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Restricted Stock subject to the election is awarded.

Section 9.    Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding shares of the Company’s common stock (of any class) subsequent to the Effective Date of this Plan by reason of any recapitalization, stock split, stock dividend, combination of shares, or change in the corporate structure or capital structure of the Company, or by reason of any merger, consolidation, share exchange, or similar statutory transaction other than a Change of Control (which is governed by Section 10), the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan, and the number and class of Shares and the Exercise Price of Options with respect to Awards previously granted under the Plan, shall be adjusted by the Committee, in its sole discretion, in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits incident to such Awards and to preserve the availability of Shares for future grants under the Plan. Any determination by the Committee with respect to the foregoing matters shall be final, conclusive, and binding on all Participants.

Section 10.    Change of Control. Except as otherwise specifically provided in the Award Agreement, in the event of a Change of Control, the Board may, in its sole discretion, provide for the treatment of Awards in any manner its deems appropriate, including substituting for any and all outstanding Awards under this Plan such alternative consideration as it in good faith may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced or the acceleration of the vesting of any Option or the provision of the same consideration, calculated on a per Share basis, as the holders of Shares were entitled to receive as if the Options were exercised. The adjustments contained in this Section and the manner of application of its provisions shall be determined solely by the Board.

Section 11.    Assignments and Transfers of Awards. Except as expressly authorized by the Committee in the Award Agreement or as set forth in this Section, Awards may not be assigned, encumbered, hypothecated, or otherwise transferred other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). The Company shall not be liable to any person for honoring the exercise of an Option granted to a deceased Participant by the person or persons the Company shall have determined in good faith to have acquired the Option.

Section 12.    Participant Rights Limited. No Employee, member of the Board or independent contractor of the Company shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. No Employee, member of the Board or independent contractor shall have any claim or right to be granted an Award under this Plan or under any other incentive or similar plan of the Company or any of its affiliates. Neither this Plan nor any action taken pursuant to this Plan shall be construed as providing a contract of employment for any term or giving any person any right to be retained in the employ or service of the Company.

Section 13.    Shareholder Rights. No Participant or other person shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award unless and until certificates representing the Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars and delivered to the Participant or other person entitled to the Shares.

Section 14.    Compliance With Laws and Regulations. If, at the time Shares are to be delivered under this Plan, the class of stock of which such Shares are a part is listed or traded on any stock exchange, quotation, or similar system, including any over-the-counter bulletin board, then the Company shall not be required to deliver such Shares until any applicable requirements of such exchange or system have been complied with. In addition, the Company shall not be required to deliver any Shares under this Plan prior to the completion of such registration or other qualification of such Shares under any federal or state law, rule, or regulation, as the Company shall determine to be necessary or advisable. In the case of officers of the Company and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements, to reduce the period during which any Option may be exercised, the Committee may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holder thereof.

Section 15.    Withholding Tax. If a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes that the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain (and sell, if the Company so chooses) a number of Shares sufficient to cover the amount required to be withheld. The Company also shall have the right to deduct from all dividends paid with respect to Shares retained pursuant to this Section the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

Section 16.    Termination, Amendment and Modification of the Plan. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Shares are listed or quoted), shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner adversely affect the rights of any Participant who has been granted an Award pursuant to the Plan without the consent of the Participant to whom the Award was granted.

Section 17.    Effective Date of Plan. This Plan is effective as of June 25, 2015 (the “Effective Date”); provided that the shareholders also shall approve this Plan within twelve (12) months after the date of adoption by the Board. With respect to any Options granted under an Award under this Plan or to which shareholder approval is required by applicable law or stock exchange requirements, but shareholder approval is not obtained, such Options and the grant of Award shall terminate and be null and void.

Section 18.    Indemnification of Board and Committee. In addition to such other rights of indemnification as they may have as directors, the members of the Board, including the members of the Committee, shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

Section 19.    Unfunded Plan. This Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in this Plan or any Award Agreement shall give the Participant any rights greater than that of a general unsecured creditor of the Company.

Section 20.    Governing Law. This Plan and any Award Agreement executed under this Plan shall be construed in accordance with and governed by the laws of the State of Indiana without regard to conflicts of law principles thereof.

Section 21.    Recoupment. All Awards and any and all payments made or required to be made or Shares received or required to be issued hereunder and pursuant to this Plan or any Award Agreement to any Participant shall be subject to repayment to the Company by the Participant (and the successors, assigns, heirs, estate, and personal representative of the Participant) pursuant to the terms of any clawback, recoupment, or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated, or superseded, the “Recoupment Policy”). As additional consideration for any Award granted to a Participant and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Award Agreement to any Participant, each Participant agrees that he or she is bound by and subject to any Recoupment Policy as in effect at any time and from time to time (whether before, at, or after the granting or payment of any Award).

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As Adopted by the Board of Directors of Skyline Corporation

on June 25, 2015